Exhibit 23.3




                   CONSENT OF INDEPENDENT PETROLEUM ENGINEERS


     We do hereby consent to the use of our name in "Item 2. Properties" of the Annual Report on Form 10-K of Stone Energy Corporation (the "Company") for the year ended December 31, 2001.

                                           CAWLEY, GILLESPIE & ASSOCIATES, INC.



                                   By: /s/ Kenneth Mueller
                                      ----------------------
                                           Kenneth Mueller
                                         Petroleum Engineer



         Fort Worth, Texas
         March 19, 2002